                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 16, 2003

                         NESS ENERGY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           Washington                     000-10301                 91-1067265
 (State or other jurisdiction of    (Commission File Number)      (I.R.S. Employer
  incorporation or organization)                                 Identification No.)

      4201 East Interstate 20, Willow Park, Texas          76087
       (Address of principal executive offices)         (Zip Code)

          Registrant's telephone number, including area code: 817-341-1477

              (Former name, former address and former fiscal year,
                          if changed since last report)

                                       1

Item 1. Changes in Control in Registrant

On May 16, 2003, our Company was informed of the death of our President and a
Director Hayseed Stephens. On May 29, 2003 the Board of Directors appointed
Hayseed Stephens' son Shay Stephens, President and Chief Executive Officer, and
a Director. It is believed, pending estate matters, control of Hayseed Stephens'
ownership in the Company will be with his wife, Mary Gene Stephens. Shay
Stephens has an ownership interest in 325,000 shares of our Common Stock.

Item 7.  Financial Statements and Exhibits.

       Exhibit

       None

                                       2

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

       NESS ENERGY INTERNATIONAL, INC.
       (Registrant)

       By: /s/ Shay Stephens
               Shay Stephens, President
       (Principal Executive Officer)

       Date: 6/2/03